UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21973

Eaton Vance Tax-Managed Global Diversified Equity Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

Item 1. Reports to Stockholders

Annual Report October 31, 2007

EATON VANCE
TAX-MANAGED
GLOBAL
DIVERSIFIED
EQUITY INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2007

management’s discussion of fund performance

Michael A. Allison, CFA

Eaton Vance Mgmt.

Co-Portfolio Manager

Walter A. Row, CFA

Eaton Vance Mgmt.
Co-Portfolio Manager

Ronald M. Egalka

Rampart Investment Mgmt.
Co-Portfolio Manager

The Fund

•      Based on share price, Eaton Vance Global Diversified Equity Income Fund (the Fund), a diversified, closed-end investment company traded on the New York Stock Exchange under the symbol EXG, had a total return of -4.64% for the period from inception on February 27, 2007, to October 31, 2007. This return resulted from a decrease in share price to $17.33 on October 31, 2007, from $19.10 (offering price of $20 per share, less all commissions) on February 27, 2007, and the reinvestment of $0.95 in distributions.(1)

•      Based on net asset value (NAV), the Fund had a total return of 7.80% for the same period. This return was the result of an increase in NAV per share to $19.59 on October 31, 2007, from $19.10 (offering price of $20 per share, less all commissions) on February 27, 2007, and the reinvestment of $0.95 in distributions.(1)

•      For comparison, management used a blended index consisting of a 60% weighting in the FTSE Eurotop 100 Index, a tradable index designed to represent the performance of the 100 most highly-capitalized blue chip companies in Europe, and a 40% weighting in the S&P 500 Index, an unmanaged market index commonly used to measure the performance of U.S. stocks. This blended index had a total return of 16.80% for the period from February 27, 2007, to October 31, 2007. On an individual basis, the S&P 500 Index, an unmanaged index commonly used to measure the performance of U.S. stocks, had a total return of 11.38% for the period from February 28, 2007, to October 31, 2007. The FTSE Eurotop 100 Index, a tradable index designed to represent the performance of the 100 most highly-capitalized blue chip companies in Europe, had a total return of 22.12%, and the Lipper Global Funds Classification had a total return of 15.64% at NAV (8.38% at share price) for the period from February 28, 2007, to October 31, 2007.(2)

Management Discussion

•      The Fund was established to offer investors sources of potential tax-advantaged income and gains. The Fund invests primarily in dividend-paying domestic and foreign common stocks that qualify for favorable federal income tax treatment. In addition, the Fund writes (sells) stock index call options with respect to a portion of its common stock portfolio value. This strategy is designed to generate current cash flow from the options premiums received but also allows for potential upside appreciation from the portfolio’s stock investments.

•      Reduced expectations for U.S. growth, combined with greater expectations for European and developing countries’ economic growth, led to a weak dollar and stronger foreign currencies. Strong moves by the Euro and the British pound and, to a lesser extent, the Asian currencies, have boosted U.S. investor returns on foreign stocks. The Bank of England and the European Central Bank took measures to inject liquidity into their markets, while rethinking previous inflation concerns in light of the negative impacts of stronger currencies on exporters and subprime lending woes. Japan’stion became a concern again. Japan had paused raising interest rates at 0.5%, also in response to continued volatility in the financial markets and to signs of a slowdown in the U.S. economy. China, on the other hand, experienced strong growth along with higher inflation, prompting authorities to take measures to reduce liquidity by raising interest rates and increasing reserve requirements for banks.

(1)	Share price and net asset value on February 27, 2007, were calculated assuming a purchase price of $20.00 less the sales load of $0.90 per share paid by the shareholder.
(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index. The Lipper total return is the average total return, current performance may be lower or higher thanshown at net asset value and at market price, of the funds that are in the same Lipper Classification as the Fund. FTSE and Lipper total returns are as of month end only.

(3)	Holdings and industry weightings are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance my be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

•      During the period ended October 31, 2007, the Fund underperformed the blended index. It is important to remember that the blended index does not include the hedging characteristics that are utilized by the Fund in the execution of its covered call option writing strategy. While writing covered call options offers downside protection in a falling market, it does provide a drag on performance in market conditions such as those experienced in the period ended October 31, 2007. During that period, the Fund’s  best performance, relative to its benchmark, came from an underweighting in the health care sector, stock selection in the information technology sector, and an overweighting in the industrials sector. Conversely, the underperformance of the Fund was due to selection in the materials, consumer discretionary, telecommunications, and utilities sectors.(1)

•      At October 31, 2007, the Fund had written call options on 49.9% of its equity holdings. The level of option premium available from writing call options is dependent, to a large extent, on investors’ expectation of the future volatility of the underlying asset. This volatility expectation, or “implied volatility,” is the primary driving force in determining the level of option premiums. The implied volatility of options rose significantly, as the U.S. capital markets exhibited a correction early in the period, and that higher level of volatility continued through the rest of the period ended October 31, 2007.

•      During the period covered in this report, the Fund’s dividend capture strategy proved productive, with a number of extraordinary, non-recurring dividend opportunities providing strong levels of qualified  dividend income.(2)

(1)	Holdings and industry weightings are subject to change due to active management.
(2)

There can be no assurance that the dividend capture strategy will continue to be  successful in the future. The use of this strategy exposes the Fund to increased  trading costs and the potential for capital loss or gain. The amount of monthly  dividend distributions may vary depending on a number of factors. As portfolio and market conditions change, the rate of distributions on Fund common shares may change.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2007

fund performance

Performance
Total Cumulative Returns (by share price, New York Stock Exchange)
Life of Fund (2/27/07)	-4.64%

Total Cumulative Returns (at net asset value)
Life of Fund (2/27/07)	7.80%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Ten Largest Equity Holdings*

By total investments

Enel SPA	1.98%
Nokia Oyj ADR	1.95
ENI SPA	1.75
Royal Dutch Shell PLC	1.60
BP PLC	1.56
Cesky Telecom AS	1.51
GlaxoSmithKline PLC	1.48
EMC Corp.	1.45
HSBC Holdings PLC	1.40
Anadarko Petroleum Corp.	1.40

*         Top Ten Equity Holdings represented 16.08% of the Fund’s total investments as of October 31, 2007. Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

Regional Allocation**

By total investments

**  Fund information may not be representative of the Fund’s current or future investments and may change due to active management. The regional allocation and largest equity holdings are presented without the offsetting effect of the Fund’s written option positions at October 31, 2007.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 93.5%(1)
Security	Shares	Value
Aerospace & Defense — 1.8%
BAE Systems PLC	3,561,479	$36,965,802
Boeing Co.	200,982	19,814,815
Honeywell International, Inc.	247,232	14,935,285
Raytheon Co.	271,576	17,274,949
United Technologies Corp.	260,417	19,945,338
		$108,936,189
Air Freight & Logistics — 0.4%
FedEx Corp.	202,510	$20,927,383
		$20,927,383
Automobiles — 1.6%
DaimlerChrysler AG	545,071	$59,558,136
Volvo AB, Class B	1,759,099	34,543,956
		$94,102,092
Beverages — 1.6%
Coca-Cola Co. (The)	361,378	$22,318,705
PepsiCo, Inc.	328,437	24,212,376
Scottish & Newcastle PLC	2,901,988	47,302,222
		$93,833,303
Biotechnology — 0.9%
Amgen, Inc.(2)	408,305	$23,726,604
Celgene Corp.(2)	204,087	13,469,742
Gilead Sciences, Inc.(2)	407,940	18,842,749
		$56,039,095
Capital Markets — 2.3%
Bank of New York Mellon Corp.	480,705	$23,482,439
Goldman Sachs Group, Inc.	94,645	23,464,388
Lehman Brothers Holdings, Inc.	202,547	12,829,327
Merrill Lynch & Co., Inc.	226,031	14,922,567
Morgan Stanley	267,092	17,964,608
UBS AG	850,115	45,551,108
		$138,214,437
Chemicals — 1.5%
BASF AG	295,969	$40,921,975
Dow Chemical Co. (The)	325,641	14,666,871

Security	Shares	Value
Chemicals (continued)
E.I. du Pont de Nemours & Co.	284,761	$14,098,517
Monsanto Co.	199,055	19,433,740
		$89,121,103
Commercial Banks — 7.5%
Banco Santander Central Hispano SA	3,179,583	$69,450,522
Barclays PLC	2,219,654	28,066,528
BNP Paribas SA	474,128	52,483,325
HSBC Holdings PLC	4,140,666	82,018,526
Lloyds TSB Group PLC	5,025,101	57,029,200
Marshall & Ilsley Corp.	444,633	18,985,829
Royal Bank of Scotland PLC	4,980,698	53,741,064
Societe Generale	255,940	43,185,104
Wachovia Corp.	396,793	18,145,344
Wells Fargo & Co.	607,863	20,673,421
		$443,778,863
Commercial Services & Supplies — 1.7%
Brambles, Ltd.	3,888,089	$51,496,088
Rentokil Initial PLC	12,977,559	46,532,330
		$98,028,418
Communications Equipment — 3.2%
Cisco Systems, Inc.(2)	1,043,766	$34,506,904
Corning, Inc.	475,210	11,533,347
Motorola, Inc.	655,202	12,311,246
Nokia Oyj ADR	2,861,150	113,644,878
QUALCOMM, Inc.	417,611	17,844,518
		$189,840,893
Communications Services — 1.0%
British Sky Broadcasting Group PLC	4,094,111	$57,927,675
		$57,927,675
Computer Peripherals — 3.0%
Apple, Inc.(2)	140,345	$26,658,533
Dell, Inc.(2)	491,401	15,036,871
EMC Corp.(2)	3,336,213	84,706,448
Hewlett-Packard Co.	450,078	23,260,031
IBM Corp.	237,931	27,628,548
		$177,290,431

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Consumer Finance — 0.3%
American Express Co.	331,541	$20,207,424
		$20,207,424
Containers & Packaging — 0.9%
Temple-Inland, Inc.	995,415	$53,423,923
		$53,423,923
Distributors — 0.4%
Genuine Parts Co.	465,814	$22,857,493
		$22,857,493
Diversified Financial Services — 2.6%
Bank of America Corp.	1,013,187	$48,916,668
ING Groep NV	1,645,729	74,292,824
JPMorgan Chase & Co.	685,997	32,241,859
		$155,451,351
Diversified Telecommunication Services — 5.1%
AT&T, Inc.	974,914	$40,741,656
BCE, Inc.	1,162,897	50,713,938
Cesky Telecom AS	2,842,846	87,975,306
Embarq Corp.	940,639	49,778,616
France Telecom SA	1,008,438	37,245,964
Verizon Communications, Inc.	530,357	24,433,547
Windstream Corp.	1,016,850	13,676,632
		$304,565,659
Electric Utilities — 4.0%
American Electric Power Co., Inc.	374,517	$18,055,465
Duke Energy Corp.	908,315	17,412,399
E. ON AG	267,274	52,187,379
Enel SPA	9,653,500	115,605,663
Exelon Corp.	196,435	16,260,889
FPL Group, Inc.	283,115	19,370,728
		$238,892,523
Electrical Equipment — 0.9%
ABB Ltd.	1,023,651	$30,928,008
Emerson Electric Co.	394,778	20,635,046
		$51,563,054

Security	Shares	Value
Energy Equipment & Services — 1.6%
Diamond Offshore Drilling, Inc.	384,953	$43,588,228
Halliburton Co.	321,066	12,656,422
Schlumberger, Ltd.	258,940	25,005,836
Transocean, Inc.(2)	105,678	12,614,783
		$93,865,269
Food & Staples Retailing — 0.6%
Walgreen Co.	369,614	$14,655,195
Wal-Mart Stores, Inc.	445,448	20,138,704
		$34,793,899
Food Products — 2.4%
Kraft Foods, Inc., Class A	523,271	$17,482,484
Nestle SA	141,006	65,091,598
Unilever NV	1,908,884	62,053,102
		$144,627,184
Gas Utilities — 0.4%
Snam Rete Gas	3,765,286	$24,345,823
		$24,345,823
Health Care Equipment & Supplies — 0.3%
Medtronic, Inc.	360,857	$17,119,056
		$17,119,056
Health Care Providers & Services — 0.9%
UnitedHealth Group, Inc.	601,808	$29,578,863
WellPoint, Inc.(2)	289,980	22,975,115
		$52,553,978
Hotels, Restaurants & Leisure — 1.4%
McDonald's Corp.	1,361,275	$81,268,117
		$81,268,117
Household Products — 0.6%
Procter & Gamble Co.	552,648	$38,420,089
		$38,420,089
Industrial Conglomerates — 2.4%
General Electric Co.	1,571,422	$64,679,730
Siemens AG	377,236	51,088,421

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Industrial Conglomerates (continued)
Wesfarmers, Ltd.	693,303	$28,386,052
		$144,154,203
Insurance — 5.6%
Allianz SE	208,234	$46,831,778
American International Group, Inc.	462,736	29,207,896
AMP, Ltd.	2,555,240	24,343,983
Aviva PLC	3,084,785	48,556,579
Berkshire Hathaway, Inc., Class A(2)	308	40,810,000
Friends Provident PLC	6,199,983	23,778,261
Legal & General Group PLC	16,227,544	47,329,852
MetLife, Inc.	346,781	23,875,872
Resolution PLC	1,774,995	26,961,471
Travelers Cos., Inc.	329,610	17,208,938
		$328,904,630
Internet Software & Services — 0.7%
eBay, Inc.(2)	325,679	$11,757,012
Google Inc., Class A(2)	37,719	26,667,333
		$38,424,345
IT Services — 0.3%
Automatic Data Processing, Inc.	303,500	$15,041,460
		$15,041,460
Machinery — 1.6%
Caterpillar, Inc.	219,856	$16,403,456
ITT Industries, Inc.	245,014	16,396,337
Rexam PLC	3,138,300	35,432,843
SKF AB, Class B	1,266,000	24,663,547
		$92,896,183
Media — 1.8%
Publishing & Broadcasting, Ltd.	1,499,074	$29,116,763
Vivendi SA	1,284,713	57,983,520
Walt Disney Co.	578,420	20,030,685
		$107,130,968
Metals & Mining — 2.7%
Alcoa, Inc.	304,015	$12,035,954
Anglo American PLC	726,305	50,472,863

Security	Shares	Value
Metals & Mining (continued)
Arcelor Mittal	434,904	$35,049,815
Freeport-McMoRan Copper & Gold, Inc., Class B	127,038	14,949,832
Rio Tinto PLC	476,681	44,658,808
		$157,167,272
Metals-Industrial — 0.8%
Zinifex, Ltd.	3,126,690	$49,234,642
		$49,234,642
Multiline Retail — 0.3%
Target Corp.	252,669	$15,503,770
		$15,503,770
Oil, Gas & Consumable Fuels — 10.3%
Anadarko Petroleum Corp.	1,385,680	$81,782,834
BP PLC	6,996,802	90,943,006
Chevron Corp.	348,001	31,845,572
ConocoPhillips	305,138	25,924,524
Devon Energy Corp.	258,066	24,103,364
ENI SPA	2,811,097	102,514,874
Exxon Mobil Corp.	809,640	74,478,784
Royal Dutch Shell PLC	2,139,380	93,252,954
Total SA	892,049	71,895,809
Valero Energy Corp.	162,103	11,416,914
		$608,158,635
Pharmaceuticals — 8.6%
Abbott Laboratories	555,560	$30,344,687
AstraZeneca PLC	848,279	41,734,362
Bristol-Myers Squibb Co.	584,361	17,524,986
GlaxoSmithKline PLC	3,358,995	86,198,087
Johnson & Johnson	889,173	57,947,404
Merck & Co., Inc.	537,673	31,324,829
Novartis AG	1,080,396	57,438,715
Pfizer, Inc.	2,372,729	58,392,861
Roche Holding AG	326,182	55,681,673
Sanofi-Synthelabo SA	504,302	44,305,555
Schering-Plough Corp.	436,500	13,321,980
Wyeth	363,305	17,667,522
		$511,882,661

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Retail-Food and Drug — 0.3%
CVS & Caremark Corp.	440,468	$18,398,348
		$18,398,348
Road & Rail — 0.3%
CSX Corp.	338,587	$15,158,540
		$15,158,540
Semiconductors & Semiconductor Equipment — 0.9%
Applied Materials, Inc.	649,910	$12,621,252
Intel Corp.	1,078,220	29,004,118
Texas Instruments, Inc.	405,435	13,217,181
		$54,842,551
Software — 1.1%
Microsoft Corp.	1,352,935	$49,801,537
Oracle Corp.(2)	821,425	18,210,992
		$68,012,529
Textiles, Apparel & Luxury Goods — 0.3%
Nike, Inc., Class B	246,398	$16,326,331
		$16,326,331
Thrifts & Mortgage Finance — 0.2%
Fannie Mae	253,902	$14,482,570
		$14,482,570
Tobacco — 3.5%
Altria Group, Inc.	440,003	$32,089,419
British American Tobacco PLC	1,595,654	60,733,518
Reynolds American, Inc.	864,367	55,691,166
UST, Inc.	1,126,792	60,080,549
		$208,594,652
Utilities-Electric — 0.8%
Pepco Holdings, Inc.	1,684,219	$47,983,399
		$47,983,399
Wireless Telecommunication Services — 2.1%
NTT DoCoMo, Inc.	28,778	$41,897,960
SprintNextel Corp.	733,725	12,546,697

Security	Shares	Value
Wireless Telecommunication Services (continued)
Vodafone Group PLC	17,120,364	$67,400,169
		$121,844,826
Total Common Stocks (identified cost $5,067,051,658)		$5,536,137,239
Other Investments — 0.0%
Description	Shares	Value
Cairn Energy PLC, Class B, Deferred Shares(2)(3)	1,937,937	$0
Kelda Group PLC, Deferred Shares(2)(3)	1,547,183	0
Total Other Investments (identified cost $0)		$0
Put Options Purchased — 0.4%
Security	Number of Contracts	Value
EURO STOXX Index, Expires 03/22/08, Strike 4,200	4,350	$6,287,069
FTSE 100 Index, Expires 03/22/08, Strike 6,125	987	2,808,972
S&P 500 Index, Expires 03/22/08, Strike 1,425	550	1,859,000
S&P 500 Index, Expires 03/22/08, Strike 1,460	634	2,478,940
S&P 500 Index, Expires 03/22/08, Strike 1,465	670	2,696,750
S&P 500 Index, Expires 03/22/08, Strike 1,470	913	3,779,820
SMI Index, Expires 03/22/08, Strike 8,650	454	839,783
Total Put Options Purchased (identified cost $44,384,798)		$20,750,334
Short-Term Investments — 4.8%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.83%(4)	285,879	$285,878,949
Total Short-Term Investments (identified cost $285,878,949)		$285,878,949
Total Investments — 98.7% (identified cost $5,397,315,405)		$5,842,766,522

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Covered Call Options Written — (0.8%)
Type of Contract	Number of Contracts	Premiums Received	Value
EURO STOXX 50 Index, Expires 11/16/07, Strike 4,450	6,605	$6,604,158	$(8,543,776)
FTSE 100 Index, Expires 11/16/07, Strike 6,700	1,715	3,799,373	(4,203,933)
S&P 500 Index, Expires 11/17/07, Strike 1,535	3,049	9,574,365	(9,329,940)
S&P 500 Index, Expires 11/17/07, Strike 1,545	1,424	4,609,494	(3,417,600)
S&P 500 Index, Expires 11/17/07, Strike 1,550	3,183	9,542,952	(6,366,000)
S&P 500 Index, Expires 11/17/07, Strike 1,560	1,760	4,431,528	(2,640,000)
SMI Index, Expires 11/16/07, Strike 9,150	1,039	1,035,108	(525,557)
TOP1 Index, Expires 11/13/07, Strike 3,330	21,807	10,813,001	(11,026,492)

Total Covered Call Options Written (premiums received $50,409,979)	$(46,053,298)
Other Assets, Less Liabilities — 2.1%	$124,683,180
Net Assets — 100.0%	$5,921,396,404

ADR - American Depository Receipt

(1)  A portion of each common stock holding has been segregated as collateral for options written.

(2)  Non-income producing security.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	50.7%	$2,960,046,859
United Kingdom	19.3	1,127,036,119
France	5.3	307,099,278
Switzerland	4.4	254,691,102
Germany	4.3	250,587,688
Italy	4.1	242,466,360
Australia	3.1	182,577,527
Netherlands	2.7	161,351,762
Czech Republic	1.5	87,975,306
Spain	1.2	69,450,522
Sweden	1.0	59,207,503
Canada	0.9	50,713,938
Japan	0.7	41,897,960
Luxembourg	0.6	35,049,815
Cayman Islands	0.2	12,614,783
	100.0%	$5,842,766,522

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $5,111,436,456)	$5,556,887,573
Affiliated investment, at value (identified cost, $285,878,949)	285,878,949
Receivable for investments sold	147,661,298
Dividends and interest receivable	12,814,838
Interest receivable from affiliated investment	1,426,883
Prepaid expenses	40,270
Tax reclaim receivable	8,661,548
Total assets	$6,013,371,359
Liabilities
Written options outstanding, at value (premiums received $50,409,979)	$46,053,298
Payable for investments purchased	39,991,667
Payable to affiliate for investment advisory fees	4,775,494
Payable to affiliate for Trustees' fees	2,956
Other accrued expenses	1,151,540
Total liabilities	$91,974,955
Net Assets	$5,921,396,404
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 302,284,868 shares issued and outstanding	$3,022,849
Additional paid-in capital	5,769,245,112
Accumulated net realized loss (computed on the basis of identified cost)	(337,717,301)
Accumulated undistributed net investment income	36,392,224
Net unrealized appreciation (computed on the basis of identified cost)	450,453,520
Net Assets	$5,921,396,404
Net Asset Value
($5,921,396,404 ÷ 302,284,868 common shares issued and outstanding)	$19.59

Statement of Operations

For the Period Ended October 31, 2007(1)

Investment Income
Dividends (net of foreign taxes, $36,199,347)	$357,868,187
Interest	1,528,331
Interest income allocated from affiliated investment	9,543,062
Expenses allocated from affiliated investment	(888,778)
Total investment income	$368,050,802
Expenses
Investment adviser fee	$37,716,511
Trustees' fees and expenses	20,771
Custodian fee	1,653,326
Printing and postage	354,977
Legal and accounting services	148,968
Transfer and dividend disbursing agent fees	19,888
Organization expenses	15,000
Miscellaneous	274,816
Total expenses	$40,204,257
Deduct — Reduction of custodian fee	$48
Expense reimbursement from investment adviser	15,000
Total expense reductions	$15,048
Net expenses	$40,189,209
Net investment income	$327,861,593
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(303,260,689)
Written options	(34,456,612)
Foreign currency transactions	(4,574,182)
Net realized loss	$(342,291,483)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$445,451,117
Written options	4,356,681
Foreign currency	645,722
Net change in unrealized appreciation (depreciation)	$450,453,520
Net realized and unrealized gain	$108,162,037
Net increase in net assets from operations	$436,023,630

(1)  For the period from the start of business, February 27, 2007, to October 31, 2007.

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2007(1)
From operations — Net investment income	$327,861,593
Net realized loss from investment transactions, written options and foreign currency transactions	(342,291,483)
Net change in unrealized appreciation (depreciation) of investments, written options and foreign currency	450,453,520
Net increase in net assets from operations	$436,023,630
Distributions to shareholders — From net investment income	$(286,895,187)
Total distributions to shareholders	$(286,895,187)
Capital share transactions — Proceeds from sale of shares	$5,762,470,000 (2)
Reinvestment of distributions to shareholders	11,319,023
Offering costs	(1,621,062)
Total increase in net assets from capital share transactions	$5,772,167,961
Net increase in net assets	$5,921,296,404
Net Assets
At beginning of period	$100,000
At end of period	$5,921,396,404
Accumulated undistributed net investment income included in net assets
At end of period	$36,392,224

(1)  For the period from the start of business, February 27, 2007, to October 31, 2007.

(2)  Proceeds from sales of shares net of sales load paid of $271,530,000.

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Period Ended October 31, 2007(1)
Net asset value — Beginning of period	$19.100	(2)
Income from operations
Net investment income(3)	$1.096
Net realized and unrealized gain	0.349
Total income from operations	$1.445
Less distributions
From net investment income	$(0.950)
Total distributions	$(0.950)
Offering costs charged to paid-in capital(3)	$(0.005)
Net asset value — End of period	$19.590
Market value — End of period	$17.330
Total Investment Return on Net Asset Value	7.80	%(4)(6)
Total Investment Return on Market Value	(4.64	)%(4)(6)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$5,921,396
Expenses before custodian fee reduction	1.06	%(5)
Expenses after custodian fee reduction	1.06	%(5)
Net investment income	8.47	%(5)
Portfolio Turnover	142%

(1)  For the period from the start of business, February 27, 2007, to October 31, 2007.

(2)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)  Computed using average common shares outstanding.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(5)  Annualized.

(6)  Not annualized.

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Diversified Equity Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated October 30, 2006. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a diversified portfolio of domestic and foreign common stocks. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by selling stock index call options with respect to a portion of its portfolio securities. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $343,361,757 reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2015.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109", FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of October 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

D  Offering Costs — Costs incurred by the Fund in connection with the offering were recorded as a reduction of capital paid in excess of par.

E  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

F  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on securities sold are determined on the basis of identified cost.

K  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

2  Distributions to Shareholders

The Fund intends to make quarterly distributions sourced from the Fund's cash available for distribution. "Cash available for distribution" will consist of the Fund's dividends and interest income after payment of Fund expenses, net option premiums, and net realized and unrealized gains on stock investments. The Fund's annual distributions will likely differ from annual net investment income. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. If the Fund's total quarterly distributions in any year exceed the amount of its net investment income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. The final determination of tax characteristics of the Fund's distributions will occur after the end of the year, at which time it will be reported to shareholders. As portfolio and market conditions change, the rate of distributions and the Fund's distribution policy could change. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions paid for the period from the start of business, February 27, 2007, to October 31, 2007 was as follows:

Period Ended October 31, 2007
Distributions declared from:
Ordinary income	$286,895,187

During the period from the start of business, February 27, 2007, to October 31, 2007, the following amounts were reclassified due to differences between book and tax accounting, primarily for foreign currency transactions:

Increase (decrease):
Accumulated net realized gain (loss)	$4,574,182
Accumulated undistributed net investment income	$(4,574,182)

These reclassifications had no effect on the net assets or the net asset value per share of the Fund.

As of October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation)on a tax basis were as follows:

Undistributed ordinary income	$36,392,224
Unrealized appreciation	$456,097,976
Capital loss carryforward	$(343,361,757)

The differences between components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to differences in book and tax policies for options.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM, as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 1.00% annually of average daily gross assets of the Fund. EVM serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

The portion of the advisory fee payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's advisory fee. For the period from the start of business, February 27, 2007, to October 31, 2007, the Fund's advisory fee totaled $38,569,608 of which $853,097 was allocated from Cash Management and $37,716,511 was paid or accrued directly by the Fund. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund's option strategy to Rampart Investment Management Company (Rampart). EVM pays Rampart a fee at an annual rate equal to 0.05% of the value of the Fund's average daily gross assets that is subject to written call options for sub-advisory services provided to the Fund.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

EVM has agreed to reimburse the Fund for costs incurred in the Fund's organization. For the period from the start of business, February 27, 2007, to October 31, 2007, EVM reimbursed the Fund $15,000 in organization expenses.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, February 27, 2007, to October 31, 2007, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $13,074,546,394 and $7,659,849,249, respectively, for the period from the start of business, February 27, 2007, to October 31, 2007.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$5,385,479,640
Gross unrealized appreciation	$559,963,312
Gross unrealized depreciation	(102,676,430)
Net unrealized appreciation	$457,286,882

The net unrealized depreciation on written options and foreign currency transactions at October 31, 2007 on a federal income tax basis was $1,188,906.

6  Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value shares of beneficial interest. In addition, the Fund has issued shares pursuant to the Funds' dividend reinvestment plan. Transactions in shares for the period from the start of business, February 27, 2007, to October 31, 2007 were as follows:

Period Ended October 31, 2007(1)
Sales	301,705,000
Shares issued pursuant to the Fund's dividend reinvestment plan	579,868
Net increase	302,284,868

(1) For the period from the start of business, February 27, 2007, to October 31, 2007.

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2007 is included in the Portfolio of Investments.

Written options activity for the period from the start of business, February 27, 2007, to October 31, 2007 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	0	$0
Options written	413,318	371,662,575
Options terminated in closing purchase transactions	(291,995)	(298,684,196)
Options expired	(80,741)	(22,568,400)
Outstanding, end of period	40,582	$50,409,979

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At October 31, 2007, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9  Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Tax-Managed
Global Diversified Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Diversified Equity Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2007, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from the start of business, February 27, 2007, to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we preformed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, February 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2007

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2007

OTHER MATTERS (Unaudited)

Annual Meeting of Shareholders of Eaton Vance Tax-Managed Global Diversified Equity Income Fund

The Fund held its Annual Meeting of Shareholders on August 17, 2007. The following action was taken by the shareholders:

Item 1: The election of Benjamin C. Esty, Thomas E. Faust Jr., Allen R. Freedman and James B. Hawkes as Class I Trustees of the Trust for a three-year term expiring in 2010 and Heidi L. Steiger as a Class II Trustee of the Trust for a term expiring in 2008.

	Number of Shares
Nominee for Trustee Elected by All Shareholders	For	Withheld
Benjamin C. Esty	280,298,859	4,012,289
Thomas E. Faust Jr.	280,305,215	4,005,933
Allen R. Freedman	280,214,390	4,096,758
James B. Hawkes	280,238,750	4,072,393
Heidi L. Steiger	280,288,324	4,022,824

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $384,815,440, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2007 ordinary income dividends, 19.8% qualifies for the corporate dividends received deduction.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, American Stock Transfer and Trust Company or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, American Stock Transfer and Trust Company, at 1-866-706-0514.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Global Diversified Equity Income Fund
c/o American Stock Transfer and Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2007, our records indicate that there are 77 registered shareholders and approximately 176,385 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EXG.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that in order for a fund to enter into an investment advisory agreement with an investment adviser, the fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the fund ("Independent Trustees"), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on December 11, 2006, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement of the Eaton Vance Tax-Managed Global Diversified Equity Income Fund (the "Fund") with Eaton Vance Management (the "Adviser") and the sub-advisory agreement with Rampart Investment Management Company, Inc. (the "Sub-adviser"). The Board reviewed information furnished for the December 2006 meeting as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•  The advisory and related fees to be paid by the Fund and the anticipated expense ratio of the Fund;

•  Comparative information concerning fees charged by the Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund, and concerning fees charged by other advisers for managing funds similar to the Fund;

Information about Portfolio Management

•  Descriptions of the investment management services to be provided to the Fund, including the investment strategies and processes to be employed;

•  Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Fund, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the Fund's brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;

•  The procedures and processes to be used to determine the fair value of Fund assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser and Sub-Adviser

•  Reports detailing the financial results and condition of the Adviser and Sub-adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of the Adviser and its affiliates and of the Sub-adviser, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates and the Sub-adviser, on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates and of the Sub-adviser;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other noninvestment management services to be provided by the Adviser and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and Fund accountants by the Adviser (which is also the Administrator); and

•  The terms of the advisory agreement and sub-advisory agreement of the Fund.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the investment advisory agreement between the Fund, and the Adviser, and the sub-advisory agreement with the Subadviser, including their fee structures, are in the interests of shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the advisory agreement and subadvisory agreement for the Fund.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in dividend-paying common and preferred stocks. The Board noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to the Sub-adviser, the Board considered the Sub-adviser's business reputation and its options strategy and its past experience in implementing this strategy.

The Board also reviewed the compliance programs of the Adviser and the Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory and sub-advisory agreements.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative services fee rates, to be payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees and estimated expense ratio for a one-year period. The Board also considered that Eaton Vance or an affiliate has agreed to reimburse all organizational costs and pay certain offering costs on behalf of the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser, the Board concluded with respect to the Fund that the management fees proposed to be charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits expected to be realized at various asset levels by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser's expected profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits expected to be realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund will not be continuously offered and concluded that, in light of the level of the Adviser's expected profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are expected to be shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Managed Global Diversified Equity Income Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and Vice President	Trustee until 2010. 3 years. Trustee since 2007 and Vice President since 2006	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Office and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC, EVD and EV which are affiliates of the Fund.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2010. 3 years. Trustee since 2006	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Until 2010. 3 years. Trustee since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Until 2008. 3 years. Trustee since 2006	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2008. 3 Years. Trustee since 2006	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Until 2009. 3 years. Trustee since 2006	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Until 2008. 1 year. Trustee since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Until 2009. 3 years. Trustee since 2006	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Until 2009. 3 years. Chairman of the Board since 2007 and Trustee since 2006.	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	President	Since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Michael A. Allison 10/26/64	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2006	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2006	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2006	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A. 12(a) of the New York Stock Exchange Listed Company Manual, the Fund's annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on August 20, 2007.

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Rampart Investment Management

One International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company

59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Global Diversified Equity Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2898-12/07  CE-TMGDEISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the fiscal period from commencement of operations on date to October 31, 2007 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	10/31/2007

Audit Fees	$90,500

Audit-Related Fees(1)	$0

Tax Fees(2)	$10,000

All Other Fees(3)	$0

Total	$100,500

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended October 31, 2007; and (ii) the aggregate non-audit fees (i.e., fees for audit related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	10/31/2007

Registrant	$10,000

Eaton Vance(1)	$286,446

(1)Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Walter A. Row, Michael A. Allison and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments, providing the sub-adviser with research support and supervising the performance of the sub-adviser, Rampart Investment Management Company, Inc. (“Rampart”). Mr. Row and Mr. Allison are the portfolio managers responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio.   Mr. Row is a Vice President and the Director of Equity Research at EVM and Boston Management and Research (“BMR”).  He is a member of EVM’s Equity Strategy Committee, manages other Eaton Vance registered investment companies and has been an equity analyst and member of EVM’s equity research team since 1996.  Mr. Allison is a Vice President of EVM and BMR and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance in 2000.

Ronald M. Egalka is responsible for the development and implementation of Rampart’s options strategy utilized in managing the Fund. Mr. Egalka has been with Rampart since 1983 and is its President and CEO.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Walter A. Row
Registered Investment Companies	8	$15,999.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Michael A. Allison
Registered Investment Companies	3	$10,226.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Ronald M. Egalka
Registered Investment Companies	7	$14,628.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	381	$1,350.8	0	$0

*In millions of dollars.  For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$10,001-$50,000
Michael A. Allison	$10,001-$50,000
Ronald M. Egalka	$10,001-$50,000

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM and the sub-adviser have adopted policies and procedures that they believe are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Rampart

The identified Rampart portfolio managers are founding shareholders of Rampart. The compensation of the portfolio managers has two primary components: (1) a base salary, and (2) an annual cash bonus. There are also certain retirement, insurance and other benefits that are broadly available to all Rampart employees. Compensation of Rampart investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the June 30 fiscal year-end of Rampart.

Rampart compensates its founding shareholders, including the identified portfolio managers, based primarily on the scale and complexity of their responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Rampart seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the founding shareholders/identified portfolio managers’ salaries.

Salaries and profit participations are also influenced by the operating performance of Rampart. While the salaries of Rampart’s founding shareholders/identified portfolio managers are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

EATON VANCE FUNDS

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.  Identification of Candidates.  When a vacancy on the Board of a Fund exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures.  In no event shall the Governance Committee consider as a candidate to fill any such vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation.

II Shareholder Candidates.  The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund.  The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt.  The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.Evaluation of Candidates.  In evaluating a candidate for a position on the Board of a Fund, including any candidate recommended by shareholders of the Fund, the Governance Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background, (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the candidate and the Fund; and (viii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

December 11, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

December 11, 2007

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

December 11, 2007